                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)         November 2, 2007
                                                --------------------------------

                               NEDAK ETHANOL, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

            NEBRASKA                  333-130343              20-0568230
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  (State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)            File Number)         Identification No.)

  87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska        68713
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         (Address of Principal Executive Offices)             (Zip Code)

                                 (402) 925-5570
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

    Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

    Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry into a Material Definitive Agreement.

     NEDAK Ethanol,  LLC ("Company")  entered into an Employment  Agreement with
Jerome Fagerland on October 30, 2007, under which Mr. Fagerland will continue to serve the  Company  in the  position  of  President  and  General  Manager  (the
"Employment Agreement"). The term of the Employment Agreement is four years, may be extended for two additional  two-year periods upon the parties' consent,  and may be terminated in a manner which is customary in such agreements. The Company has  agreed  to  compensate  Mr.  Fagerland  as  follows  under  the  Employment
Agreement: (i) a base annual salary of $130,000, with 5% annual increases,  (ii)
any fringe  benefit  programs  the Company may have in effect from time to time,
(iii) customary  vacation,  (iv) a vehicle  allowance of $750 per month, and (v)
annual bonuses, payable as determined by the Corporate Governance / Compensation
Committee of the Board of Directors at the end of the calendar year, which equal
1% of the  Company's net profits  (determined  according to GAAP) on a quarterly basis, not to exceed 75% of base salary.

     The  Company  entered  into  a  Precedent   Agreement  with  Kinder  Morgan
Interstate Gas  Transmission  LLC ("Kinder  Morgan") on September 27, 2007 under which Kinder Morgan provides  natural gas  distribution  services to the Company
(the  "Precedent  Agreement").  The Precedent  Agreement  specifies  that Kinder
Morgan will construct such facilities as required to expand its gas transmission capabilities  to provide gas to the  Company's  plant (the  "Project"),  and the
Company  agrees to pay a monthly  charge  for  available  pipeline  space and an additional charge for pipeline space actually used. The Precedent Agreement will remain  in effect  until the  effective  date of a Firm  Transportation  Service
Agreement (an "FTSA")  providing for firm interstate  natural gas  transporation service to be provided by Kinder Morgan for the Company.

     Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits

          10.1 Employment   Agreement  dated  October  30,  2007  between  NEDAK
               Ethanol, LLC and Jerome Fagerland.

          10.2 Precedent  Agreement  dated  September  27,  2007  between  NEDAK
               Ethanol, LLC and Kinder Morgan Interstate Gas Transmission LLC.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  November 2, 2007

                                       NEDAK ETHANOL, LLC

                                       By: /s/ Jerome Fagerland
                                           Jerome Fagerland
                                           President

                                  Exhibit Index

Exhibit
Number         Description

10.1           Employment   Agreement  dated  October  30,  2007  between  NEDAK
               Ethanol, LLC and Jerome Fagerland.

10.2           Precedent  Agreement  dated  September  27,  2007  between  NEDAK
               Ethanol, LLC and Kinder Morgan Interstate Gas Transmission LLC.